SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 28, 2002
                                                  ----------------

                               Indigo Energy, Inc.
--------------------------------------------------------------------------------
                 (Exact Name of Registrant as Specified in Charter)

          Delaware                    000-32467                 13-4105842
-----------------------------  ---------------------------  --------------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

        535 Westgate Drive, Napa, California                    94558
--------------------------------------------------     -------------------------
      (Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code: (707) 254-9302
                                                    ---------------

Item 9.  Regulation FD Disclosure.
         -------------------------

     Pursuant to Form 8-K, General Instructions F, the Registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Indigo Energy, Inc.

                                   By:     /s/ Scott Kostiuk
                                          -------------------------------------
                                          Scott Kostiuk
                                          Secretary and Treasurer

Dated:  January 28, 2002

Exhibit 99

Indigo Energy Discloses Year End Patent Review

40 U.S. and International Patent Applications Filed

     NAPA, California--January 28, 2002--Indigo Energy, Inc. (OTC BB: IEGY.OB) of Napa, California, a developer of battery-free power quality solutions, announced today the results of the Company's annual intellectual property review. At year end, 40 U.S. and international patent applications have been filed as a result of the intellectual property efforts of Indigo Energy's engineers.

     "We are pleased to announce this major achievement," said Joel Bloomer, Chairman of Indigo Energy. "The ongoing protection of our revolutionary technologies is vitally important to the maintenance of our competitive advantages."

     About Indigo Energy, Inc.

     Indigo Energy is a development stage company working to commercialize new ultra-high reliability, long-life flywheel energy storage systems for the prevention of power interruptions. These uninterruptible power solutions are designed to be cost-effective and environmentally friendly alternatives to lead acid battery systems for critical power applications and alternative energy applications. The worldwide market for power quality systems in 2000 was $10-$12 billion and this market is projected to grow to $44 billion by 2005.

     The foregoing press release includes "forward looking statements" within the meaning of, and made pursuant to, the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward looking statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance or achievements of the Company or events, or timing of events, relating to the Company to materially differ from those expressed or implied by such forward looking statements. Indigo Energy, Inc. refers interested parties to its Registration Statement No. 333-42026, as amended, and other SEC filings for a complete description of, and discussions about, Indigo Energy, Inc.

Contact:

Indigo Energy, Inc.
Secretary & Treasurer:
Scott Kostiuk, 707/254-9302
scottkostiuk@indigoenergyinc.com